Exhibit  23.2
Consent  of  Axelrod,  Smith  &  Kirshbaum

                               CONSENT OF COUNSEL

     The consent of Axelrod, Smith & Kirshbaum, is contained in their opinion filed as Exhibit 5.1 to this Registration Statement.